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                                 ARTHUR ANDERSEN LLP



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-19605 for Hartford Life Insurance Company Separate Account Two on Form N-4.


                                         /s/ Arthur Andersen LLP

Hartford, Connecticut
September 28, 1998